T. Rowe Price Limited-Term Bond Portfolio

Supplement to Summary Prospectus Dated May 1, 2014

The portfolio manager table under “Management” is supplemented as follows:

Effective January 22, 2015, Michael F. Reinartz will join Edward A. Wiese as the fund’s co-portfolio manager and Co-chairman of the fund’s Investment Advisory Committee. Mr. Reinartz joined T. Rowe Price in 1996.

The date of this supplement is January 22, 2015.

E303-041-S 1/22/15